Exhibit 77 Q(1)

INTERIM INVESTMENT SUB-ADVISORY AGREEMENT
      AGREEMENT made as of this 29th day of July, 2008 by
and among First Trust/Gallatin Specialty Finance and
Financial Opportunities Fund, a Massachusetts business
trust (the "Fund"), First Trust Advisors L.P., an
Illinois limited partnership (the "Manager") and a
registered investment adviser with the Securities and
Exchange Commission ("SEC"), and Confluence Investment Management LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the
"Sub-Adviser").
      WHEREAS, the Fund is a closed-end management
investment company registered under the Investment
Company Act of 1940, as amended (the "1940 Act");
      WHEREAS, the Fund has retained the Manager to serve
as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from
time to time, the "Management Agreement");
      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act,
appoint a sub-adviser at its own cost and expense for
the purpose of furnishing certain services required
under the Management Agreement;
      WHEREAS, in response to a no-action letter dated
July 10, 2008 (the "No-Action Letter"), the Securities
and Exchange Commission ("SEC") has provided no
enforcement action assurances under Section 15(a) of
the 1940 Act permitting the Manager and Fund to enter
into with a sub-adviser an interim investment sub-
advisory agreement that has not been approved by a
majority of the outstanding voting securities of the
Fund;
      WHEREAS, in accordance with the No-Action Letter
and Rule 15a-4(b)(1) of the 1940 Act, the Fund and the
Manager desire to retain the Sub-Adviser to furnish
investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;
      NOW, THEREFORE, in consideration of the mutual
covenants herein contained, the parties hereto agree
as follows:
	1.	Appointment.  The Fund and the Manager hereby
appoint the Sub-Adviser to provide certain sub-
investment advisory services to the Fund for the
period and on the terms set forth in this Agreement.
The Sub-Adviser accepts such appointment and agrees to
furnish the services herein set forth for the
compensation herein provided.  The Sub-Adviser shall,
for all purposes herein provided, be deemed an
independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way,
nor otherwise be deemed an agent of the Fund or the
Manager.
	2.	Services to Be Performed.  Subject always to
the supervision of the Fund's Board of Trustees and
the Manager, the Sub-Adviser will act as sub-adviser
for, and manage on a discretionary basis the
investment and reinvestment of the assets of the Fund,
furnish an investment program in respect of, make
investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's initial registration statement on Form N-2 (File No. 333-141457) as declared
effective by the SEC, and as the same may thereafter
be amended from time to time.  In the performance of
its duties, the Sub-Adviser will in all material
respects (a) satisfy any applicable fiduciary duties
it may have to the Fund, (b) monitor the Fund's
investments, (c) comply with the provisions of the
Fund's Declaration of Trust and By-laws, as amended
from time to time and communicated by the Fund or the
Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions
may subsequently be changed by the Fund's Board of
Trustees and communicated by the Fund or the Manager
to the Sub-Adviser in writing, and (d) assist in the
valuation of portfolio securities held by the Fund as requested by the Manager or the Fund. The Fund or the
Manager has provided the Sub-Adviser with current
copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies
or limitations not appearing therein as they may be
relevant to the Sub-Adviser's performance under this
Agreement.
      The Sub-Adviser is authorized to select the
brokers or dealers that will execute the purchases and
sales of portfolio investments for the Fund, and is
directed to use its commercially reasonable efforts to
obtain best execution, which includes most favorable
net results and execution of the Fund's orders, taking
into account all appropriate factors, including price,
dealer spread or commission, size and difficulty of
the transaction and research or other services
provided.  Subject to approval by the Fund's Board of
Trustees and compliance with the policies and
procedures adopted by the Board of Trustees for the
Fund and to the extent permitted by and in conformance
with applicable law (including Rule 17e-1 of the 1940
Act), the Sub-Adviser may select brokers or dealers
affiliated with the Sub-Adviser.  It is understood
that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to
the Fund under this Agreement, or otherwise, solely by
reason of its having caused the Fund to pay a member
of a securities exchange, a broker or a dealer a
commission for effecting a securities transaction for
the Fund in excess of the amount of commission another
member of an exchange, broker or dealer would have
charged if the Sub-Adviser determined in good faith
that the commission paid was reasonable in relation to
the brokerage or research services provided by such
member, broker or dealer, viewed in terms of that
particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises
investment discretion.
      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the
assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-
Adviser or its affiliates, if in the Sub-Adviser's
reasonable judgment such aggregation shall result in
an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as
part of any aggregate sale or purchase orders, the
objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other
accounts in a fair and equitable manner.
Nevertheless, the Fund and the Manager acknowledge
that under some circumstances, such allocation may
adversely affect the Fund with respect to the price or
size of the securities positions obtainable or
salable, and neither the Fund nor the Manager shall
object to any such fair and equitable allocation.
Whenever the Fund and one or more other investment
advisory clients of the Sub-Adviser have available
funds for investment, investments suitable and
appropriate for each will be allocated in a manner
believed by the Sub-Adviser to be equitable to each,
although such allocation may result in a delay in one
or more client accounts being fully invested that
would not occur if such an allocation were not made.
Moreover, it is possible that due to differing
investment objectives or for other reasons, the Sub-
Adviser and its affiliates may purchase securities of
an issuer for one client and at approximately the same
time recommend selling or sell the same or similar
types of securities for another client.
      The Sub-Adviser will not arrange purchases or
sales of securities between the Fund and other
accounts advised by the Sub-Adviser or its affiliates
unless (a) such purchases or sales are in accordance
with applicable law (including Rule 17a-7 of the 1940
Act) and the Fund's policies and procedures, (b) the Sub-Adviser reasonably believes the purchase or sale is in the best interests of the Fund, and (c) the
Fund's Board of Trustees has approved these types of
transactions.
      The Fund may adopt policies and procedures that
modify or restrict the Sub-Adviser's authority
regarding the execution of the Fund's portfolio
transactions provided herein.  However, no such policy
or procedure shall be binding on the Sub-Adviser
unless it is communicated to the Sub-Adviser in
writing.
      The Sub-Adviser will communicate to the officers
and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request.  In no instance will the Fund's portfolio
securities be knowingly purchased from or sold to the
Manager, the Sub-Adviser or any affiliated person of
either the Fund, the Manager, or the Sub-Adviser,
except as may be permitted under the 1940 Act.
      The Sub-Adviser further agrees that it:
	(a)	will use the same degree of skill and
care in providing such services as it uses in
providing services to other accounts for which it
has investment responsibilities under the
Investment Advisers Act of 1940;
	(b)	will (i) conform in all material
respects to all applicable rules and regulations
of the SEC, (ii) comply in all material respects
with all policies and procedures adopted by the
Board of Trustees for the Fund and communicated
to the Sub-Adviser in writing and (iii) conduct
its activities under this Agreement in all
material respects in accordance with any
applicable law and regulations of any
governmental authority pertaining to its
investment advisory activities;
	(c)	will report to the Manager and to the
Board of Trustees of the Fund on a quarterly
basis and will make appropriate persons available
for the purpose of reviewing with representatives
of the Manager and the Board of Trustees on a
regular basis at such times as the Manager or the
Board of Trustees may reasonably request in
writing regarding the management of the Fund,
including, without limitation, review of the
general investment strategies of the Fund, the
performance of the Fund's investment portfolio in
relation to relevant standard industry indices
and general conditions affecting the marketplace
and will provide various other reports from time
to time as reasonably requested by the Manager or
the Board of Trustees of the Fund; and
	(d)	will prepare and maintain such books
and records with respect to the Fund's securities
and other transactions for the Fund's investment
portfolio as required for registered investment
advisers under applicable law or as otherwise
reasonably agreed to by the parties and will
prepare and furnish the Manager and the Fund's
Board of Trustees such periodic and special
reports as the Board or the Manager may
reasonably request.  The Sub-Adviser further
agrees that all records that it maintains for the
Fund are the property of the Fund and the Sub-
Adviser will surrender promptly to the Fund any
such records upon the request of the Manager or
the Fund (provided, however, that the Sub-Adviser
shall be permitted to retain copies thereof); and
shall be permitted to retain originals (with
copies to the Fund) to the extent required under
Rule 204-2 of the Investment Advisers Act of 1940
or other applicable law.
	3.	Expenses.  During the term of this Agreement,
the Sub-Adviser will pay all expenses incurred by it
in connection with its activities under this Agreement
other than the cost of securities and other assets
(including brokerage commissions, if any) purchased
for the Fund.
	4.	Additional Sub-Advisers.  Subject to obtaining
the initial and periodic approvals required under
Section 15 of the 1940 Act and the approval of the
Manager, the Sub-Adviser may retain one or more
additional sub-advisers at the Sub-Adviser's own cost
and expense for the purpose of furnishing one or more
of the services described in Section 2 hereof with
respect to the Fund.  Retention of a sub-adviser
hereunder shall in no way reduce the responsibilities
or obligations of the Sub-Adviser under this Agreement
and the Sub-Adviser shall be responsible to the Fund
for all acts or omissions of any sub-adviser in
connection with the performance of the Sub-Adviser's
duties hereunder.
	5.	Compensation.  For the services provided and
the expenses assumed pursuant to this Agreement, the
Manager will pay the Sub-Adviser, and the Sub-Adviser
agrees to accept as full compensation therefor, a
portfolio management fee (the "Management Fee") equal
to the annual rate of 0.50% of the Fund's Managed
Assets (as defined below).  For purposes of
calculating the Management Fee, Managed Assets means
the average daily gross asset value of the Fund
(including assets attributable to the Fund's Preferred
Shares (as such term is defined in the Fund's
prospectus), if any, and the principal amount of
borrowings, if any), minus the sum of the Fund's
accrued and unpaid dividends on any outstanding
Preferred Shares and accrued liabilities (other than
the principal amount of any borrowings incurred,
commercial paper or notes issued by the Fund).  For
purposes of determining Managed Assets, the
liquidation preference of any outstanding Preferred
Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this
Agreement.
      For the month and year in which this Agreement
becomes effective or terminates, there shall be an
appropriate proration on the basis of the number of
days that the Agreement is in effect during the month
and year, respectively.
	6.	Services to Others.  The Fund and the Manager
acknowledge that the Sub-Adviser now acts, or may in
the future act, as an investment adviser to other
managed accounts and as investment adviser or
sub-investment adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the
Sub-Adviser to assist in the Sub-Adviser's duties
under this Agreement will not devote their full time
to such efforts.  It is also agreed that the
Sub-Adviser may use any supplemental research obtained
for the benefit of the Fund in providing investment
advice to its other investment advisory accounts and
for managing its own accounts.
	7.	Limitation of Liability.  The Sub-Adviser
shall not be liable for, and the Fund and the Manager
will not take any action against the Sub-Adviser to
hold the Sub-Adviser liable for, any error of judgment
or mistake of law or for any loss suffered by the Fund
or the Manager (including, without limitation, by
reason of the purchase, sale or retention of any
security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith
or gross negligence on the part of the Sub-Adviser in
the performance of its duties under this Agreement, or
by reason of its reckless disregard of its obligations
and duties under this Agreement.
	8.	Term; Termination; Amendment.  This Agreement
shall become effective with respect to the Fund on
August 1, 2008 and shall remain in full force for
(i) 150 days following July 31, 2008, (ii) until a
"vote of a majority of the outstanding voting
securities" (as defined in the 1940 Act) of the Fund
has approved a new sub-advisory agreement with the Sub-Adviser, or (iii) unless sooner terminated as hereinafter provided, whichever occurs first.
      This Agreement shall automatically terminate in
the event of its assignment and may be terminated at
any time without the payment of any penalty by the
Manager or the Sub-Adviser upon sixty (60) days'
written notice to the other parties.  This Agreement
may also be terminated by the Fund by action of the
Board of Trustees of the Fund or by a vote of a
majority of the outstanding voting securities of the
Fund upon sixty (60) days' written notice to the Sub-
Adviser by the Fund without payment of any penalty.
      This Agreement may be terminated at any time
without the payment of any penalty by the Manager, the
Board of Trustees of the Fund or by vote of a majority
of the outstanding voting securities of the Fund in
the event that it shall have been established by a
court of competent jurisdiction that the Sub-Adviser
or any officer or director of the Sub-Adviser has
taken any action that results in a breach of the
material covenants of the Sub-Adviser set forth
herein.
      The terms "assignment" and "vote of a majority of
the outstanding voting securities" shall have the
meanings set forth in the 1940 Act and the rules and
regulations thereunder.
      Termination of this Agreement shall not affect
the right of the Sub-Adviser to receive payments on
any unpaid balance of the compensation described in
Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.
	9.	Compliance Certification.  From time to time
the Sub-Adviser shall provide such certifications with
respect to Rule 38a-1 under the 1940 Act, as are
reasonably requested by the Fund or Manager.  In
addition, the Sub-Adviser will, from time to time,
provide a written assessment of its compliance program
in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the
1940 Act.
	10.	Notice.  Any notice under this Agreement shall
be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such
other person or address as such party may designate
for receipt of such notice.
If to the Manager or the Fund:
If to the Sub-Adviser:
First Trust/Gallatin Specialty
Finance and
  Financial Opportunities Fund
First Trust Advisors L.P.
1001 Warrenville Road, Suite 300
Lisle, Illinois  60532
Attention:  Secretary
Confluence Investment
Management LLC
349 Marshall Avenue, Suite
302
Saint Louis, MO 63119
Attention:  Brian Hansen,
President
	11.	Limitations on Liability.  All parties hereto
are expressly put on notice of the Fund's Declaration
of Trust and all amendments thereto, a copy of which
is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and
Trustee liability contained therein and a copy of
which has been provided to the Sub-Adviser prior to
the date hereof.  This Agreement is executed on behalf
of the Fund by the Fund's officers in their capacity
as officers and not individually and is not binding
upon any of the Trustees, officers, or shareholders of
the Fund individually but the obligations imposed upon
the Fund by this Agreement are binding only upon the
assets and property of the Fund, and persons dealing
with the Fund must look solely to the assets of the
Fund for the enforcement of any claims.
	12.	Miscellaneous.  The captions in this Agreement
are included for convenience of reference only and in
no way define or delimit any of the provisions hereof
or otherwise affect their construction or effect.
This Agreement will be binding upon and shall inure to
the benefit of the parties hereto and their respective
successors.
	13.	Applicable Law.  This Agreement shall be
construed in accordance with applicable federal law
and (except as to Section 11 hereof, which shall be
construed in accordance with the laws of
Massachusetts) the laws of the State of Illinois.
	14.	Amendment, Etc.  This Agreement may only be
amended, or its provisions modified or waived, in a
writing signed by the party against which such
amendment, modification or waiver is sought to be
enforced.
	15.	Authority.  Each party represents to the
others that it is duly authorized and fully empowered
to execute, deliver and perform this Agreement.  The
Fund represents that engagement of the Sub-Adviser has
been duly authorized by the Fund and is in accordance
with the Fund's Declaration of Trust and other
governing documents of the Fund.
	16.	Severability.  Each provision of this
Agreement is intended to be severable from the others
so that if any provision or term hereof is illegal or
invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided,
however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.
	17.	Entire Agreement.  This Agreement constitutes
the sole and entire agreement of the parties hereto
with respect to the subject matter expressly set forth
herein.
      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.
FIRST TRUST ADVISORS L.P.	CONFLUENCE INVESTMENT
MANAGEMENT LLC
By		By
Title:		Title:
FIRST TRUST/GALLATIN SPECIALTY FINANCE AND
 FINANCIAL OPPORTUNITIES FUND
By_________________________________
Title:



INVESTMENT SUB-ADVISORY AGREEMENT
      AGREEMENT made as of this 17th day of November,
2008 by and among First Trust Specialty Finance and
Financial Opportunities Fund, a Massachusetts business
trust (the "Fund"), First Trust Advisors L.P., an
Illinois limited partnership (the "Manager") and a
registered investment adviser with the Securities and
Exchange Commission ("SEC"), and Confluence Investment Management LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the
"Sub-Adviser").
      WHEREAS, the Fund is a closed-end management
investment company registered under the Investment
Company Act of 1940, as amended (the "1940 Act");
      WHEREAS, the Fund has retained the Manager to serve
as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from
time to time, the "Management Agreement");
      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act,
appoint a sub-adviser at its own cost and expense for
the purpose of furnishing certain services required
under the Management Agreement; and
      WHEREAS, the Fund and the Manager desire to retain
the Sub-Adviser to furnish investment advisory
services for the Fund's investment portfolio, upon the
terms and conditions hereafter set forth;
      NOW, THEREFORE, in consideration of the mutual
covenants herein contained, the parties hereto agree
as follows:
	1.	Appointment.  The Fund and the Manager hereby
appoint the Sub-Adviser to provide certain sub-
investment advisory services to the Fund for the
period and on the terms set forth in this Agreement.
The Sub-Adviser accepts such appointment and agrees to
furnish the services herein set forth for the
compensation herein provided.  The Sub-Adviser shall,
for all purposes herein provided, be deemed an
independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way,
nor otherwise be deemed an agent of the Fund or the
Manager.
	2.	Services to Be Performed.  Subject always to
the supervision of the Fund's Board of Trustees and
the Manager, the Sub-Adviser will act as sub-adviser
for, and manage on a discretionary basis the
investment and reinvestment of the assets of the Fund,
furnish an investment program in respect of, make
investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's initial registration statement on Form N-2 (File No. 333-141457) as declared
effective by the SEC, and as the same may thereafter
be amended from time to time.  In the performance of
its duties, the Sub-Adviser will in all material
respects (a) satisfy any applicable fiduciary duties
it may have to the Fund, (b) monitor the Fund's
investments, (c) comply with the provisions of the
Fund's Declaration of Trust and By-laws, as amended
from time to time and communicated by the Fund or the
Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions
may subsequently be changed by the Fund's Board of
Trustees and communicated by the Fund or the Manager
to the Sub-Adviser in writing, and (d) assist in the
valuation of portfolio securities held by the Fund as requested by the Manager or the Fund. The Fund or the
Manager has provided the Sub-Adviser with current
copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies
or limitations not appearing therein as they may be
relevant to the Sub-Adviser's performance under this
Agreement.
      The Sub-Adviser is authorized to select the
brokers or dealers that will execute the purchases and
sales of portfolio investments for the Fund, and is
directed to use its commercially reasonable efforts to
obtain best execution, which includes most favorable
net results and execution of the Fund's orders, taking
into account all appropriate factors, including price,
dealer spread or commission, size and difficulty of
the transaction and research or other services
provided.  Subject to approval by the Fund's Board of
Trustees and compliance with the policies and
procedures adopted by the Board of Trustees for the
Fund and to the extent permitted by and in conformance
with applicable law (including Rule 17e-1 of the 1940
Act), the Sub-Adviser may select brokers or dealers
affiliated with the Sub-Adviser.  It is understood
that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to
the Fund under this Agreement, or otherwise, solely by
reason of its having caused the Fund to pay a member
of a securities exchange, a broker or a dealer a
commission for effecting a securities transaction for
the Fund in excess of the amount of commission another
member of an exchange, broker or dealer would have
charged if the Sub-Adviser determined in good faith
that the commission paid was reasonable in relation to
the brokerage or research services provided by such
member, broker or dealer, viewed in terms of that
particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises
investment discretion.
      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the
assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-
Adviser or its affiliates, if in the Sub-Adviser's
reasonable judgment such aggregation shall result in
an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as
part of any aggregate sale or purchase orders, the
objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other
accounts in a fair and equitable manner.
Nevertheless, the Fund and the Manager acknowledge
that under some circumstances, such allocation may
adversely affect the Fund with respect to the price or
size of the securities positions obtainable or
salable, and neither the Fund nor the Manager shall
object to any such fair and equitable allocation.
Whenever the Fund and one or more other investment
advisory clients of the Sub-Adviser have available
funds for investment, investments suitable and
appropriate for each will be allocated in a manner
believed by the Sub-Adviser to be equitable to each,
although such allocation may result in a delay in one
or more client accounts being fully invested that
would not occur if such an allocation were not made.
Moreover, it is possible that due to differing
investment objectives or for other reasons, the Sub-
Adviser and its affiliates may purchase securities of
an issuer for one client and at approximately the same
time recommend selling or sell the same or similar
types of securities for another client.
      The Sub-Adviser will not arrange purchases or
sales of securities between the Fund and other
accounts advised by the Sub-Adviser or its affiliates
unless (a) such purchases or sales are in accordance
with applicable law (including Rule 17a-7 of the 1940
Act) and the Fund's policies and procedures, (b) the Sub-Adviser reasonably believes the purchase or sale is in the best interests of the Fund, and (c) the
Fund's Board of Trustees has approved these types of
transactions.
      The Fund may adopt policies and procedures that
modify or restrict the Sub-Adviser's authority
regarding the execution of the Fund's portfolio
transactions provided herein.  However, no such policy
or procedure shall be binding on the Sub-Adviser
unless it is communicated to the Sub-Adviser in
writing.
      The Sub-Adviser will communicate to the officers
and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request.  In no instance will the Fund's portfolio
securities be knowingly purchased from or sold to the
Manager, the Sub-Adviser or any affiliated person of
either the Fund, the Manager, or the Sub-Adviser,
except as may be permitted under the 1940 Act.
      The Sub-Adviser further agrees that it:
	(a)	will use the same degree of skill and
care in providing such services as it uses in
providing services to other accounts for which it
has investment responsibilities under the
Investment Advisers Act of 1940;
	(b)	will (i) conform in all material
respects to all applicable rules and regulations
of the SEC, (ii) comply in all material respects
with all policies and procedures adopted by the
Board of Trustees for the Fund and communicated
to the Sub-Adviser in writing and (iii) conduct
its activities under this Agreement in all
material respects in accordance with any
applicable law and regulations of any
governmental authority pertaining to its
investment advisory activities;
	(c)	will report to the Manager and to the
Board of Trustees of the Fund on a quarterly
basis and will make appropriate persons available
for the purpose of reviewing with representatives
of the Manager and the Board of Trustees on a
regular basis at such times as the Manager or the
Board of Trustees may reasonably request in
writing regarding the management of the Fund,
including, without limitation, review of the
general investment strategies of the Fund, the
performance of the Fund's investment portfolio in
relation to relevant standard industry indices
and general conditions affecting the marketplace
and will provide various other reports from time
to time as reasonably requested by the Manager or
the Board of Trustees of the Fund; and
	(d)	will prepare and maintain such books
and records with respect to the Fund's securities
and other transactions for the Fund's investment
portfolio as required for registered investment
advisers under applicable law or as otherwise
reasonably agreed to by the parties and will
prepare and furnish the Manager and the Fund's
Board of Trustees such periodic and special
reports as the Board or the Manager may
reasonably request.  The Sub-Adviser further
agrees that all records that it maintains for the
Fund are the property of the Fund and the Sub-
Adviser will surrender promptly to the Fund any
such records upon the request of the Manager or
the Fund (provided, however, that the Sub-Adviser
shall be permitted to retain copies thereof); and
shall be permitted to retain originals (with
copies to the Fund) to the extent required under
Rule 204-2 of the Investment Advisers Act of 1940
or other applicable law.
	3.	Expenses.  During the term of this Agreement,
the Sub-Adviser will pay all expenses incurred by it
in connection with its activities under this Agreement
other than the cost of securities and other assets
(including brokerage commissions, if any) purchased
for the Fund.
	4.	Additional Sub-Advisers.  Subject to obtaining
the initial and periodic approvals required under
Section 15 of the 1940 Act and the approval of the
Manager, the Sub-Adviser may retain one or more
additional sub-advisers at the Sub-Adviser's own cost
and expense for the purpose of furnishing one or more
of the services described in Section 2 hereof with
respect to the Fund.  Retention of a sub-adviser
hereunder shall in no way reduce the responsibilities
or obligations of the Sub-Adviser under this Agreement
and the Sub-Adviser shall be responsible to the Fund
for all acts or omissions of any sub-adviser in
connection with the performance of the Sub-Adviser's
duties hereunder.
	5.	Compensation.  For the services provided and
the expenses assumed pursuant to this Agreement, the
Manager will pay the Sub-Adviser, and the Sub-Adviser
agrees to accept as full compensation therefor, a
portfolio management fee (the "Management Fee") equal
to the annual rate of 0.50% of the Fund's Managed
Assets (as defined below).  For purposes of
calculating the Management Fee, Managed Assets means
the average daily gross asset value of the Fund
(including assets attributable to the Fund's Preferred
Shares (as such term is defined in the Fund's
prospectus), if any, and the principal amount of
borrowings, if any), minus the sum of the Fund's
accrued and unpaid dividends on any outstanding
Preferred Shares and accrued liabilities (other than
the principal amount of any borrowings incurred,
commercial paper or notes issued by the Fund).  For
purposes of determining Managed Assets, the
liquidation preference of any outstanding Preferred
Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this
Agreement.
      For the month and year in which this Agreement
becomes effective or terminates, there shall be an
appropriate proration on the basis of the number of
days that the Agreement is in effect during the month
and year, respectively.
	6.	Services to Others.  The Fund and the Manager
acknowledge that the Sub-Adviser now acts, or may in
the future act, as an investment adviser to other
managed accounts and as investment adviser or sub-
investment adviser to one or more other investment
companies.  In addition, the Fund and the Manager
acknowledge that the persons employed by the
Sub-Adviser to assist in the Sub-Adviser's duties
under this Agreement will not devote their full time
to such efforts.  It is also agreed that the Sub-
Adviser may use any supplemental research obtained for
the benefit of the Fund in providing investment advice
to its other investment advisory accounts and for
managing its own accounts.
	7.	Limitation of Liability.  The Sub-Adviser
shall not be liable for, and the Fund and the Manager
will not take any action against the Sub-Adviser to
hold the Sub-Adviser liable for, any error of judgment
or mistake of law or for any loss suffered by the Fund
or the Manager (including, without limitation, by
reason of the purchase, sale or retention of any
security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith
or gross negligence on the part of the Sub-Adviser in
the performance of its duties under this Agreement, or
by reason of its reckless disregard of its obligations
and duties under this Agreement.
	8.	Term; Termination; Amendment.  This Agreement
shall become effective on November 17, 2008 (the
"Effective Date") provided that it has been approved
in the manner required by the 1940 Act, and shall
remain in full force until November 17, 2010 unless
sooner terminated as hereinafter provided.  This
Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules
and regulations thereunder; provided, however, that if
the continuation of this Agreement is not approved for
the Fund, the Sub-Adviser may continue to serve in
such capacity for the Fund in the manner and to the
extent permitted by the 1940 Act and the rules and
regulations thereunder.
      This Agreement shall automatically terminate in
the event of its assignment and may be terminated at
any time without the payment of any penalty by the
Manager or the Sub-Adviser upon sixty (60) days'
written notice to the other parties.  This Agreement
may also be terminated by the Fund by action of the
Board of Trustees of the Fund or by a vote of a
majority of the outstanding voting securities of the
Fund upon sixty (60) days' written notice to the Sub-
Adviser by the Fund without payment of any penalty.
      This Agreement may be terminated at any time
without the payment of any penalty by the Manager, the
Board of Trustees of the Fund or by vote of a majority
of the outstanding voting securities of the Fund in
the event that it shall have been established by a
court of competent jurisdiction that the Sub-Adviser
or any officer or director of the Sub-Adviser has
taken any action that results in a breach of the
material covenants of the Sub-Adviser set forth
herein.
      The terms "assignment" and "vote of a majority of
the outstanding voting securities" shall have the
meanings set forth in the 1940 Act and the rules and
regulations thereunder.
      Termination of this Agreement shall not affect
the right of the Sub-Adviser to receive payments on
any unpaid balance of the compensation described in
Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.
	9.	Compliance Certification.  From time to time
the Sub-Adviser shall provide such certifications with
respect to Rule 38a-1 under the 1940 Act, as are
reasonably requested by the Fund or the Manager.  In
addition, the Sub-Adviser will, from time to time,
provide a written assessment of its compliance program
in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the
1940 Act.
	10.	Notice.  Any notice under this Agreement shall
be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such
other person or address as such party may designate
for receipt of such notice.
If to the Manager or the Fund:
If to the Sub-Adviser:
First Trust Specialty Finance and
Financial Opportunities Fund
First Trust Advisors L.P.
120 E. Liberty Drive
Wheaton, Illinois  60187
Attention:  Secretary
Confluence Investment
Management LLC
349 Marshall Avenue, Suite
302
St. Louis, Missouri  63119
Attention:  Brian N. Hansen,
President
	11.	Limitations on Liability.  All parties hereto
are expressly put on notice of the Fund's Declaration
of Trust and all amendments thereto, a copy of which
is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and
Trustee liability contained therein and a copy of
which has been provided to the Sub-Adviser prior to
the date hereof.  This Agreement is executed on behalf
of the Fund by the Fund's officers in their capacity
as officers and not individually and is not binding
upon any of the Trustees, officers or shareholders of
the Fund individually but the obligations imposed upon
the Fund by this Agreement are binding only upon the
assets and property of the Fund, and persons dealing
with the Fund must look solely to the assets of the
Fund for the enforcement of any claims.
	12.	Miscellaneous.  The captions in this Agreement
are included for convenience of reference only and in
no way define or delimit any of the provisions hereof
or otherwise affect their construction or effect.
This Agreement will be binding upon and shall inure to
the benefit of the parties hereto and their respective
successors.
	13.	Applicable Law.  This Agreement shall be
construed in accordance with applicable federal law
and (except as to Section 11 hereof, which shall be
construed in accordance with the laws of
Massachusetts) the laws of the State of Illinois.
	14.	Amendment, Etc.  This Agreement may only be
amended, or its provisions modified or waived, in a
writing signed by the party against which such
amendment, modification or waiver is sought to be
enforced.
	15.	Authority.  Each party represents to the
others that it is duly authorized and fully empowered
to execute, deliver and perform this Agreement.  The
Fund represents that engagement of the Sub-Adviser has
been duly authorized by the Fund and is in accordance
with the Fund's Declaration of Trust and other
governing documents of the Fund.
	16.	Severability.  Each provision of this
Agreement is intended to be severable from the others
so that if any provision or term hereof is illegal or
invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided,
however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.
	17.	Entire Agreement.  This Agreement constitutes
the sole and entire agreement of the parties hereto
with respect to the subject matter expressly set forth
herein.
      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.
FIRST TRUST ADVISORS L.P.	CONFLUENCE INVESTMENT
MANAGEMENT LLC
By		By
Title:		Title:
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL
OPPORTUNITIES FUND
By_________________________________
Title: